EXHIBIT 10.1

LUNA INNOVATIONS INCORPORATED

SENIOR MANAGEMENT INCENTIVE PLANS

FISCAL YEAR 2013

SENIOR MANAGEMENT INCENTIVE PLAN (CEO, CFO AND CSO)

Eligible Participants:

The initial participants are: Chief Executive Officer, Chief Financial Officer and Chief Strategy Officer. Others may be added from time to time with prior approval of the Chief Executive Officer or Compensation Committee, as appropriate. The target percentage awards for the initial participants are 50% of their respective annual base salaries as of December 31, 2013.

Metrics and Awards:

The 2013 Senior Management Incentive Plan (the “Senior Management Incentive Plan”) is structured as a percentage of each participant’s annual base salary as of December 31, 2013 and is triggered only if the company achieves a strategic goal approved by the Compensation Committee (the “Strategic Goal”) or achieves an adjusted operating income (loss) exceeding $[***] for the year ending December 31, 2013. If the bonus is based on the achievement of adjusted operating income (loss), the amount of bonus will range from 5% to 150% of target, with 5%, 100% and 150% payable upon achievement of adjusted operating income (loss) levels of $[***], [***] and [***], respectively. If the bonus is based on the achievement of the Strategic Goal, the payout will range from 100% to 150% of target, depending on the timing of achievement.

Payment:

Bonus awards under this plan will be paid annually following the approval of the Compensation Committee and completion of an audit of the company’s financial statements for the year ending December 31, 2013.

SENIOR MANAGEMENT INCENTIVE PLAN FOR THE CHIEF TECHNOLOGY OFFICER

Metrics and Awards:

The Senior Management Incentive Plan for the Company’s Chief Technology Officer (the “Chief Technology Officer Plan”) is structured as a percentage of the participant’s annual base salary as of December 31, 2013, with a target percentage of 50%. The bonus under the Chief

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Technology Officer Plan will be based upon the extent to which the Company’s Lightwave Division achieves a certain target for revenue (75% weighting), with 5%, 100% and 150% of the amount attributable to this component payable upon achievement of revenue of $[***], [***] and [***], respectively, and a certain target for income before allocation of general corporate overhead expenses (“Income Before Allocations”) (25% weighting), with 5%, 100% and 150% of the amount attributable to this component payable upon achievement of Income Before Allocations of $[***], [***] and [***], respectively.

Payment:

Bonus awards under this plan will be paid annually following the approval of the Compensation Committee and completion of an audit of the company’s financial statements for the year ending December 31, 2013.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.